                                                                    Exhibit 10.4

                               VOTING AGREEMENT


     THIS VOTING AGREEMENT (the "Agreement") is made, executed and delivered as of this 29th day of November, 1990, by and between NUMATICS ACQUISITION CORPORATION, a Michigan corporation (the "Company"), and the persons listed on the signature pages hereto, being the record holders of all of the issued and outstanding Class A Common Stock of the Company (herein together with any person hereafter executing and delivering a supplement to this Agreement pursuant to
Section 4.11 hereof being collectively referred to as the "Shareholders" and individually as a "Shareholder").

                                  WITNESSETH:

     WHEREAS, the authorized capital stock of the Company consists of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock and Series B Preferred Stock, as more fully described on Attachment I hereto and the Restated Articles of Incorporation of the Company (the "Restated Articles"); and

     WHEREAS, all of the issued and outstanding capital stock of the Company is owned of record as of the date of this Agreement as described on Attachment I hereto; and

     WHEREAS, the Shareholders, as the record holders of all of the issued and outstanding Class A Common Stock, are entitled to 51% of the voting power of all outstanding voting securities of the Company, as more fully described in the Restated Articles; and

     WHEREAS, the Shareholders desire to secure a continuity of the management and business policies of the Company and to provide for certain restrictions and obligations with respect to the control of the Company by a combination of their votes (and/or written consents), as shareholders, pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                         SHAREHOLDER VOTING AGREEMENT

     1.1 Voting Agreement. Each Shareholder hereby agrees to vote all Voting Securities (as hereinafter defined), whether now owned or hereafter acquired by such Shareholder, and any Voting Securities that such Shareholder shall otherwise have the right or power to vote, and/or to take action by written consent, on all matters of any character whatsoever, except only as provided in Section 1.2 hereof, in such manner as may be directed by John H. Welker.

     1.2 Exception to Voting Agreement. Other than in respect to the election of directors, the voting agreements as to other matters specified in Section 1.1 shall not apply at any time, if any, in which the holders of Class B Stock of the Company (as defined in the Restated Articles) are entitled to direct, and have directed, the vote of the Class A as provided in the Restated Articles of the Company and the Common Stock Co-Sale and Shareholder Agreement dated as of the date of this Agreement among the Company, the signatories hereto and certain other parties.

     1.3 Proxies. Each Shareholder hereby agrees to execute and to deliver to Welker, simultaneously with the execution and delivery of this Agreement, an irrevocable proxy substantially in the form of Attachment 2 hereto (a "Proxy") to secure the voting agreements contained in Section 1.1 of this Agreement. Each Shareholder intends that each Proxy and all other proxies executed and delivered by such Shareholder from time to time under this Agreement shall have the effect of an "irrevocable proxy" under Section 422 of the Michigan Business Corporation Act, as amended (the "MBCA") and that this Agreement shall be a voting agreement among shareholders under Section 461 of the MBCA. Each Shareholder further agrees that each Proxy and all other proxies executed and delivered by such Shareholder under this Agreement shall be effective as to such Shareholder and his heirs, personal representatives, guardians, conservators, other legal representatives, successors and assigns, and any transferee of Voting Securities held at any time by such Shareholder, until such time as this Agreement shall be terminated in accordance with Article VIII hereof. During the term of this Agreement, each Shareholder further agrees to execute and deliver such further proxies, consents and other documents and instruments, and to take such further action, as may be necessary or appropriate to further secure and/or effectuate the voting agreements provided in this Agreement.

     1.4 Recognition of Vote. The Company shall recognize the vote (or the written consent) of Welker, as the holder of the Proxies, taken in accordance with the provisions of this Article I as the action of the holders of the Voting Securities subject to such Proxies.

     1.5 Definition of Voting Securities. For the purposes of this Agreement, the term "Voting Securities" shall mean and include the Class A Stock of the Company and any and all other securities of the Company entitling the holder thereof to vote upon any matter submitted to a vote of shareholders of the Company.

     1.6 No Liability. Welker shall have no liability of any kind to any Shareholder or to the Company in connection with the taking of any action, or the failure to take any action, permitted under this Agreement, except for his gross negligence or willful misconduct.


                                  ARTICLE II

                                  TERMINATION

     This Agreement shall be effective as of the date first above written and shall remain fully in effect and enforceable until the earlier to occur of (a),
(b) or (c) below:

          (a) This Agreement shall be terminated by written instrument by and between the Company and Shareholders owning of record not less than 51% of the then outstanding Voting Securities owned by all Shareholders, or their respective personal representatives, guardians, conservators, trustees, other legal representatives, successors, or assigns; or

          (b) Welker shall no longer own any Voting Securities of the Company or shall no longer be employed by the Company or a subsidiary in any capacity; or

          (c) Shares of Common Stock of the Company shall have been sold to the public pursuant to a registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, or any successor statute providing for the registration of securities, other than any registration and sale of Common Stock pursuant to an employee benefit plan or a dividend or interest reinvestment plan.


                                  ARTICLE III

                                    LEGEND

     3.1 Legend. All certificates representing Voting Securities at any time held of record by any Shareholder shall contain a legend on the face of the certificate substantially as follows:

          "THIS CERTIFICATE IS SUBJECT TO AN IRREVOCABLE PROXY AND VOTING AGREEMENTS NOTED ON THE REVERSE HEREOF."

and a legend on the reverse of the certificate substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY AND TO CERTAIN VOTING AGREEMENTS AS GRANTED AND PROVIDED IN A CERTAIN VOTING AGREEMENT (THE "AGREEMENT") DATED AS OF NOVEMBER 29, 1990, BY AND BETWEEN THE

     ISSUER AND CERTAIN SHAREHOLDERS OF THE ISSUER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER. THE AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT (i) THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE VOTED IN SUCH MANNER AS MAY BE DIRECTED BY JOHN H. WELKER AND (ii) THE VOTING AGREEMENTS SET FORTH IN THE AGREEMENT WILL CONTINUE TO APPLY TO TRANSFEREES. THIS LEGEND PROVIDES ONLY SUMMARY INFORMATION REGARDING THE AGREEMENT, WHICH SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENT."

     Each Shareholder agrees to deliver such Shareholder's certificates representing Voting Securities to the Company for imposition of the above legends.

     3.2 Filing of Agreement. An executed counterpart of this Agreement shall be put and remain on file during the term hereof at the principal executive office of the Company.


                                  ARTICLE IV

                                 MISCELLANEOUS

     4.1 Notices. Any notice to be given pursuant to this Agreement shall be deemed to have been given and received, and to be effective for all purposes, when delivered personally or when sent by registered mail to the addresses of the parties hereto as set forth on the signature page hereof (or such other addresses as the parties may hereafter designate in writing).

     4.2 Specific Performance. Each Shareholder acknowledges and agrees that any breach of this Agreement by any Shareholder will cause incalculable and irremediable damages to the other Shareholders, and that in the event that any Shareholder shall breach or attempt to breach the terms of this Agreement, each of the other Shareholders shall be entitled as a matter of right to obtain from any court of competent jurisdiction an injunction (i) prohibiting further breaches of this Agreement, (ii) rescinding any action taken, and (iii) specifically enforcing the terms of this Agreement.

     4.3 Further Instruments and Documents. Each of the parties hereto covenants and agrees that such party will make, execute and deliver any and all such other and further instruments, papers and documents, and will do and perform any and all such further acts and things, as shall be or become necessary, proper or convenient to carry out, put into effect or make operative their respective covenants, promises and undertakings contained in this Agreement.

     4.4 Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and may not be amended, modified or varied except by an instrument in writing executed by the parties hereto and by holders of at least 2/3rds of the outstanding Class B Stock of the

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Company in the same manner as this Agreement.

     4.5 Construction. This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, under the laws of the State of Michigan.

     4.6 Severance. In the event that any provision hereof shall be determined to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining valid and enforceable provisions hereof, which shall be construed as if such invalid or unenforceable provisions had not been included in this Agreement.

     4.7 Successors Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their personal representatives, successors and assigns, and shall further be binding upon any transferee of any Voting Securities subject to this Agreement, whether or not such transferee shall have complied with Section 4.11 hereof.

     4.8 Suppression. This Agreement cancels and supersedes any prior verbal or written agreement between the parties hereto pertaining to the subject matter hereof.

     4.9 Interpretation. Headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever reasonably necessary, pronouns of any gender shall be deemed synonymous, as shall singular and plural pronouns.

     4.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but together they shall constitute one and the same instrument.

     4.11 Additional Shareholders. It is contemplated that persons other than the persons listed on the signature pages hereto, including, without limitation,
(a) employees of the Company or a subsidiary and/or a deferred compensation trust having any interest in Class A Stock or securities convertible into Class A Stock to be issued by the Company under the Numatics Acquisition Corporation Deferred Stock Compensation Plan and (b) transferees of Class A Stock or securities convertible into Class A Stock as permitted under the Stock Transfer Agreement dated as of even date herewith among the Company and certain investors, will, as a condition to receiving Class A Stock, become a "Shareholder" under this Agreement by executing and delivering to Welker a supplement to this Agreement in substantially the form of Attachment III hereto together with a Proxy in the form of Attachment II hereto. Welker agrees to give notice to the other parties hereto of the addition of any person as a Shareholder hereunder promptly after receipt of the foregoing documents.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                             SHAREHOLDERS:

                                                  /s/ JOHN E. ACUFF
                                             -----------------------------------
                                             John E. Acuff
                                             11877 Stoney Ridge
                                             Brighton, Michigan  48116

                                                  /s/ WILLIAM L. BEHAN
                                             -----------------------------------
                                             William L. Behan
                                             9546 Butler Drive
                                             P. O. Box 1144
                                             Brentwood, Tennessee  37024

                                                  /s/ ROY A. CLARK
                                             -----------------------------------
                                             Roy A. Clark
                                             4983 Juniper
                                             Milford, Michigan  48382

                                                  /s/ DAVID K. DODDS
                                             -----------------------------------
                                             David K. Dodds
                                             16 Croydon Dr.
                                             P. O. Box 4
                                             Arva, Ontario  N0M 1C0
                                             Canada

                                                  /s/ HENRY FLEISCHER
                                             -----------------------------------
                                             Henry Fleischer
                                             477 Ashley Drive
                                             Grand Blanc, Michigan  48439

                                                  /s/ DONALD E. MCGEACHY
                                             -----------------------------------
                                             Donald E. McGeachy
                                             4808 Ravinewood Drive
                                             Milford, Michigan  48382

                                                  /s/ ROBERT P. ROBESON
                                             -----------------------------------
                                             Robert P. Robeson
                                             3940 Penberton Drive
                                             Ann Arbor, Michigan  48105

                                                  /s/ JOHN H. WELKER
                                             ___________________________________
                                             John H. Welker
                                             4740 Chevron
                                             Highland, Michigan  48356


                                             COMPANY:

                                             NUMATICS ACQUISITION CORPORATION

                                                  /s/ JOHN H. WELKER
                                             By
                                               ---------------------------------
                                                  Its: President

                                 ATTACHMENT I

              DESCRIPTION OF AUTHORIZED AND ISSUED CAPITAL STOCK
              --------------------------------------------------

     Common Stock
     ------------

     Class A
     -------

         Owned By                      Number of Shares Owned
         --------                      ----------------------
     John E. Acuff                                432
     William L. Behan                             576
     Roy A. Clark                                 864
     David K. Dodds                               864
     Henry Fleischer                              624
     Donald E. McGeachy                           864
     Robert P. Robeson                            576
     John Welker                               15,200

     Class B
     -------

        Owned By                       Number of Shares Owned
        --------                       ----------------------
     Norwest                                 42,350.65
     Greylock Limited Partnership            13,234.555
     Greylock Investments Limited
       Partnership                           13,234.555
     Heller                                   2,646.91

     Class C

        Owned By                       Number of Shares Owned
        --------                       ----------------------

     SMRS                                     7,757.57
     Norwest                                    459.71
     Greylock Limited Partnership               143.66
     Greylock Investments Limited
       Partnership                              143.66
     Heller                                      28.73


     Preferred Stock

     Series A Preferred

        Owned By                   Number of Shares Owned
        --------                   ----------------------
     Norwest                             1,777.778
     Greylock Limited Partnership          555.5555
     Greylock Investments Limited
       Partnership                         555.5555
     Heller                                111.111

     Series B Preferred
     ------------------

     Series B Preferred Stock will not be issued at the closing date. However, Series B Preferred Stock may be issued pursuant to the Contingent Capital Agreement by and between the Company and

     John Welker
     John E. Acuff
     William L. Behan
     Roy A. Clark
     David K. Dodds
     Henry Fleischer
     Donald E. McGeachy
     Robert P. Robeson
     Norwest
     Greylock Limited Partnership
     Greylock Investments Limited Partnership and
     Heller, as Agent

                                 ATTACHMENT II

                               IRREVOCABLE PROXY


     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned does hereby constitute and appoint JOHN H. WELKER (the "Attorney"), as the Undersigned's true and lawful attorney, for the Undersigned and in the Undersigned's name, place and stead, at any meeting of Numatics Acquisition Corporation (the "Company"), to vote all Voting Securities (as defined below) of the Company, now owned or hereafter acquired by the Undersigned, or which the Undersigned shall have the right or power to vote, upon any proposal which may come before the shareholders of the Company. This proxy is executed and delivered by the Undersigned pursuant to and in accordance with the terms, provisions, requirements and limitations of the Voting Agreement dated as of November __, 1990 (the "Agreement") by and between the Company and each of the Shareholders (as defined therein). The Attorney shall have full power and authority to act for the Undersigned and in the Undersigned's name, place and stead at said meetings in voting in accordance with the Agreement as freely as the Undersigned could do if personally present and acting.

     This proxy is irrevocable and is intended to have the effect of an "irrevocable proxy" under Section 422 of the Michigan Business Corporation Act, as amended (the "MBCA"), and is made and given pursuant to Article I of the Agreement which is intended as a voting agreement under Section 461 of the MBCA. This proxy shall be binding, effective and valid as to the Undersigned, and the Undersigned's heirs, personal representatives, guardians, conservators, other legal representatives, successors and assigns, until such time as the Agreement shall be terminated in accordance with its terms notwithstanding the death, incompetence or mental illness of the Undersigned or the sale or transfer, if any, of any or all of the Voting Securities owned by the Undersigned.

     As used in this proxy, the term "Voting Securities" means and includes the Class A Common Stock of the Company and any and all other securities of the Company entitling the holder to vote upon any matter submitted to a vote of shareholders of the Company.

     IN WITNESS WHEREOF, the Undersigned has executed this Proxy as of the ____ day of November, 1990.


                                        ______________________________

                                ATTACHMENT III

                        SUPPLEMENT TO VOTING AGREEMENT


     This Supplement to Voting Agreement (the "Supplement") is made, executed and delivered by the undersigned as of this _____ day of ___________, 19__.

                                  WITNESSETH:

     WHEREAS, Numatics Acquisition Corporation and certain shareholders thereof have entered into a Voting Agreement dated as of November __, 1990 (the "Agreement") providing, among other things, certain voting agreements with respect to the shares of Class A Common Stock and other voting securities of the Company held by the parties thereto; and

     WHEREAS, it is a condition to either (a) the issuance or transfer to the undersigned of shares of Class A Stock or securities convertible into Class A Stock, or (b) of the issuance of Class C Stock under the Numatics Acquisition Corporation Deferred Stock Compensation Plan to or for the benefit of the undersigned, that the undersigned become a party to the Agreement and the undersigned is executing and delivering this Supplement in satisfaction of such condition.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned hereby agrees as follows:

     1. Capitalized terms used herein shall have the respective meanings set forth in the Agreement.

     2. By execution and delivery of this Supplement, the undersigned hereby joins the Agreement as a "Shareholder" and hereby agrees to be bound by and perform all of the covenants, promises, agreements and undertakings of a Shareholder under the Agreement to the same extent as if the undersigned had been an original signatory to the Agreement.

     3. Simultaneously with the execution and delivery of this Supplement, the undersigned is executing and delivering a Proxy to Welker.

     4. This Supplement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, under the laws of the State of Michigan.

     IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the day and year first above written.

                                        ______________________________


                                     -11-